UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2020

Cinemark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	CNK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Notes Offering

On August 21, 2020, Cinemark Holdings, Inc. (the “Company,” “we,” “us” or “our”) completed the offering of $460 million aggregate principal amount of its 4.50% Convertible Senior Notes due 2025 (the “Notes”) in a private offering (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), of which an aggregate principal amount of $60 million of Notes was issued pursuant to the exercise by the initial purchasers of the Notes (the “Initial Purchasers”) of their option to purchase additional Notes.

The Notes were issued pursuant to an indenture (the “Indenture”), dated August 21, 2020, between the Company and Wells Fargo Bank, N.A., a national banking corporation, as trustee. The Company used appriximately $52.7 million of net proceeds from the Offering to pay the cost of the Hedge Transactions (as defined below) (after such cost was partially offset by the proceeds to the Company from the Warrant Transactions (as defined below)). The Company intends to use the remaining net proceeds from the Offering for general corporate purposes, which may include repaying outstanding amounts under the revolving credit line of the amended and restated senior secured credit facility of the Company’s wholly-owned subsidiary, Cinemark USA, Inc. (“Cinemark USA”).

The Notes are the Company’s senior unsecured obligations and (i) rank equally in right of payment with all of the Company’s existing and future unsubordinated debt, including all obligations of the Company as guarantor under the Credit Agreement (as defined below), (ii) rank senior in right of payment to any future debt that is expressly subordinated in right of payment to the Notes, (iii) are effectively subordinated to any of the Company’s or its subsidiaries’ existing and future secured debt to the extent of the value of the assets securing such debt, including the Company’s obligations under the Credit Agreement and (iv) are structurally subordinated to all existing and future debt and other liabilities (including trade payables) of the Company’s subsidiaries, including all obligations under the Credit Agreement and Cinemark USA’s senior notes.

The Notes bear interest at a rate of 4.50% per year. Interest will be payable semiannually in arrears on February 15 and August 15 of each year, beginning on February 15, 2021. The Notes will mature on August 15, 2025, unless earlier repurchased or converted.

The Notes are convertible at the option of the holders and conversions may be settled, at the Company’s election, in cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock. Holders may convert their Notes at any time prior to the close of business on the business day immediately preceding May 15, 2025 only under the following circumstances: (i) during any calendar quarter commencing after the calendar quarter ending on September 30, 2020 (and only during such calendar quarter), if the last reported sale price of the Company’s common stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (ii) during the five business day period after any five consecutive trading day period, or the measurement period, in which the trading price per $1,000 principal amount of the Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (iii) upon the occurrence of specified corporate events. On or after May 15, 2025, holders may convert their Notes at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date.

The initial conversion rate is 69.6767 shares of the Company’s common stock per $1,000 principal amount of the Notes (equivalent to an initial conversion price of approximately $14.35 per share of the Company’s common stock), representing an initial conversion premium of 30% over the last reported sale price of the Company’s common stock on The New York Stock Exchange on August 18, 2020. If a Make-Whole Fundamental Change (as defined in the Indenture) occurs prior to the maturity date, the Company will, under certain circumstances, increase the conversion rate for holders who convert Notes in connection with such Make-Whole Fundamental Change.

The Company may not redeem the Notes before maturity and no “sinking fund” is provided for the Notes. If the Company undergoes a Fundamental Change (as defined in the Indenture), subject to certain conditions, holders of Notes may require the Company to repurchase for cash all or part of their Notes for a purchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

The Indenture includes customary covenants, sets forth certain events of default after which the Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving the Company and certain of its subsidiaires after which the Notes become automatically due and payable.

Neither the Notes nor any shares of the Company’s common stock issuable upon conversion of the Notes have been or will be registered under the Securities Act or the securities laws of any state or other jurisdiction, and such securities may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference herein.

Convertible Note Hedge Transactions and Warrant Transactions

In connection with the pricing of the Notes on August 18, 2020, and in connection with the exercise by the Initial Purchasers of their option to purchase additional Notes on August 20, 2020, the Company entered into privately negotiated convertible note hedge transactions (the “Hedge Transactions”) with one or more of the Initial Purchasers or their respective affiliates (the “Option Counterparties”). The Hedge Transactions cover the number of shares of the Company’s common stock that will initially underlie the aggregate amount of the Notes, subject to anti-dilution adjustments substantially similar to those applicable to the Notes. The Hedge Transactions are generally expected to reduce potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any cash payments the Company may be required to make in excess of the principal amount of converted Notes, as the case may be. Concurrently with entering into the Hedge Transactions (including in connection with the exercise by the Initial Purchasers of their option to purchase additional Notes), the Company also entered into separate privately negotiated warrant transactions with the Option Counterparties whereby it sold to the Option Counterparties warrants to purchase (subject to the net share settlement provisions set forth therein) up to the same number of shares of the Company’s common stock, subject to customary anti-dilution adjustments (the “Warrant Transactions”). The Warrant Transactions could separately have a dilutive effect to the extent that the market value per share of the Company’s common stock exceeds the strike price of the warrants on the applicable expiration dates unless, subject to the terms of the Warrant Transactions, the Company elects to cash settle the warrants. The exercise price of the warrants is initially $22.08, which represents a premium of 100% over the last reported sale price of the Company’s common stock on The New York Stock Exchange on August 18, 2020, and is subject to certain adjustments under the terms of the Warrant Transactions. The Hedge Transactions and the Warrant Transactions are separate transactions entered into by the Company with the Option Counterparties, are not part of the terms of the Notes and will not change the rights of holders of the Notes under the Notes and the Indenture.

The foregoing descriptions of the Hedge Transactions and Warrant Transactions do not purport to be complete and are qualified in their entirety by reference to the terms of the forms of confirmations attached as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

Amendment to the Eighth Amendment and Waiver to Credit Agreement

On August 21, 2020, the Company and Cinemark USA entered into an amendment (the “Waiver Amendment”) to the Eighth Amendment and Waiver to the Amended and Restated Credit Agreement, dated as of April 17, 2020 (the “Eighth Amendment and Waiver”). The Eighth Amendment and Waiver waived the covenant under Section 7.1 of the the Amended and Restated Credit Agreement dated as of December 18, 2012, among the Company, Cinemark USA, the several banks and other financial institutions party thereto, Barclays Bank PLC, as administrative agent, and the other agents party thereto (as amended, supplemented or otherwise modified, the “Credit Agreement”) for the fiscal quarters ending September 30, 2020 and December 31, 2020, which required, under certain circumstances, Cinemark USA to maintain certain consolidated net senior secured leverage ratios as set forth in the Credit Agreement. The Waiver Amendment, among other things, (i) extends the waiver of the leverage covenant through the fiscal quarter ending on September 30, 2021, (ii) for purposes of testing the consolidated net senior secured leverage ratio for the fiscal quarters ending on December 31, 2021, March 31, 2022 and June 30, 2022, permits Cinemark USA to substitute Consolidated EBITDA (as defined in the Credit Agreement) for the first three fiscal quarters of 2019 in lieu of Consolidated EBITDA for the corresponding fiscal quarters of 2021, (iii) modifies the restrictions imposed by the Eighth Amendment and Waiver and (iv) makes such other changes to permit the issuance of the Notes and the related transactions.

The description of the Waiver Amendment herein is qualified in its entirety by reference to the full text of the Waiver Amendment, a copy of which is attached as Exhibit 10.3 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Form 8-K concerning the Indenture, the Notes, the Hedge Transactions and the Waiver Amendment is hereby incorporated into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

The Company issued and sold the Notes to the Initial Purchasers in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, for resale by the Initial Purchasers to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers. The warrants were sold to the Option Counterparties in private placements in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The offer and sale of the Notes, the Warrant Transactions and the shares of the Company’s common stock issuable upon conversion of the Notes or exercise and settlement or termination of the warrants have not been and will not be registered under the Securities Act, or any state securities laws, and the Notes, the warrants and the shares of the Company’s common stock issuable upon conversion of the Notes or upon exercise and settlement or termination of the warrants may not be offered or sold in the United States (“U.S.”) or to U.S. persons absent registration or the availability of exemptions from the registration requirements of the Securities Act and applicable state securities laws. Initially, a maximum of 41,666,662 shares of the Company’s common stock may be issued upon conversion of the Notes, based on the initial conversion rate of 69.6767 shares of common stock per $1,000 principal amount of Notes and the maximum number of shares issuable pursuant to the Make-Whole Fundamental Change provisions, each of which is subject to customary anti-dilution adjustment provisions. In addition, initially a maximum of 64,102,564 shares of the Company’s common stock may be issued upon exercise and settlement or termination of the Warrant Transactions, which is subject to adjustments pursuant to the terms of such Warrants Transactions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of August 21, 2020, between Cinemark Holdings, Inc. and Wells Fargo Bank, N.A., as trustee.

10.1	Form of Call Option Transaction Confirmation.

10.2	Form of Warrants Confirmation.

10.3	Amendment to Eighth Amendment and Waiver, dated as of August 21, 2020, by and among Cinemark Holdings, Inc., Cinemark USA, Inc., the several banks and other financial institutions party thereto, and Barclays Bank PLC, as administrative agent, and the other agents party thereto.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

Forward-looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and speak only as of the date hereof. The “forward-looking statements” may include our current expectations, assumptions, estimates and projections about our business and our industry. They may include the anticipated use of proceeds from the Offering, future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment, and determinations in lawsuits in which we are defendants. Forward-looking statements can be identified by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict, including, among others, the impacts of COVID-19. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. For a description of the risk factors, please review the “Risk Factors” section or other sections in our Annual Report on Form 10-K filed February 21, 2020, as updated by the information related to COVID-19 included in our Current Report on Form 8-K filed on April 13, 2020, including the documents incorporated by reference therein, our Quarterly Report on Form 10-Q filed on August 4, 2020 and subsequent filings. All forward-looking statements are expressly qualified in their entirety by these cautionary statements and such risk factors. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

Date: August 24, 2020	By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Executive Vice President - General Counsel and Secretary